EXECUTION VERSION FEE LETTER November 1, 2018 BARCLAYS BANK PLC 745 Seventh Avenue, 5th Floor New York, New York 10019 Attention: Chin-Yong Choe Telephone: 212-528-8159 Email: BarCapConduitOps@barclays.com; ASGReports@barclays.com; chin- yong.choe@barclays.com; peter.walgren@barclays.com; tara.chick@barclays.com Ladies and Gentlemen: The undersigned refer to the CLASS A NOTE PURCHASE AGREEMENT, dated as of the date hereof, by and among SPIRIT MASTER FUNDING, LLC, SPIRIT MASTER FUNDING II, LLC, SPIRIT MASTER FUNDING III, LLC, SPIRIT MASTER FUNDING VI, LLC and SPIRIT FUNDING VIII, LLC, each as a Co-Issuer, SPIRIT REALTY, L.P., as Support Provider and as Property Manager, the Conduit Investors party thereto, the Funding Agents party thereto, the Committed Note Purchasers party thereto and BARCLAYS BANK PLC, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Series 2018-1 Class A Note Purchase Agreement”). Capitalized terms used herein but not expressly defined herein shall have the meanings set forth or incorporated by reference in the Series 2018-1 Class A Note Purchase Agreement. This fee letter is the “Series 2018-1 Class A-1 Notes Fee Letter” defined and described as such in the Series 2018-1 Class A Note Purchase Agreement, and confirms the Co-Issuers’ agreement with the other parties hereto to pay the following fees: (1) The Co-Issuers shall pay to BARCLAYS BANK PLC, for its own account, a non- refundable up-front fee of 1.0% (100 bps) of the principal amount of its Commitment in respect of the Series 2018-1 Class A-1 Notes on the Series 2018-1 Closing Date, earned, due and payable on the Series 2018-1 Closing Date (the “Class A-1 Notes Upfront Fee”). (2) On each Payment Date that occurs over the Commitment Term (and each Payment Date thereafter until such amounts are paid in full in accordance with the Priority of Payments), the Co-Issuers shall, in accordance with Section 3.02(b) of the Series 2018-1 Class A Note Purchase Agreement, pay to the Administrative Agent, for the benefit of each Funding Agent, for the account of the related Committed Note Purchaser(s), undrawn commitment fees (the “Undrawn Commitment Fees”) equal to 0.50% (50 bps) per annum of the related Investor Group's Commitment Percentage of the daily average Unused Amount (as defined below) for each day during the related Interest Accrual Period, payable in arrears in accordance with the applicable provisions of the Indenture; provided that Undrawn Commitment Fees shall not accrue or be payable to any Funding Agent on any day on which an Investor in such Funding Agent’s Investor Group is a Defaulting Investor. For purposes of this section, 32727485

(x) “Used Amount” means the sum of the aggregate principal amount outstanding of all Advances; and (y) “Unused Amount” means the amount by which (i) the aggregate Commitment Amount exceeds (ii) the Used Amount. (3) The Co-Issuers shall pay to the Administrative Agent, for its own account, an annual fee of $100,000.00, payable monthly in advance in installments of $8,333.33 commencing on the Series 2018-1 Closing Date and on each Payment Date thereafter, in accordance with the applicable provisions of the Indenture (collectively, the “Administrative Agent Fees”). Each Co-Issuer agrees that it is jointly and severally liable for the prompt payment of all fees set forth herein. This fee letter may be executed in any number of counterparts (which may include facsimile or other electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument. This fee letter and all matters arising under or in any manner relating to this fee letter shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned further understand that the terms of this fee letter are to be maintained in confidence between us in accordance with Section 9.11 of the Series 2018-1 Class A Note Purchase Agreement. [Signature Pages Follow] 2 32727485

IN WITNESS WHEREOF, the parties hereto have caused this Series 2018-1 Class A-1 Notes Fee Letter to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

SPIRIT MASTER FUNDING, LLC,
as Co-Issuer

By: ______________________________
Name: Ricardo Rodriguez
Title: Authorized Signatory

SPIRIT MASTER FUNDING II, LLC,
as Co-Issuer

By: ______________________________
Name: Ricardo Rodriguez
Title: Authorized Signatory

SPIRIT MASTER FUNDING III, LLC,
as Co-Issuer

By: ______________________________
Name: Ricardo Rodriguez
Title: Authorized Signatory

SPIRIT MASTER FUNDING VI, LLC,
as Co-Issuer

By: ______________________________
Name: Ricardo Rodriguez
Title: Authorized Signatory

Series 2018-1 Class A-1 Notes Fee Letter Signature Page

SPIRIT MASTER FUNDING VIII, LLC, as Co-Issuer By: Name: Ricardo~ odriguez Title: A~ignatory Each Co-Issuer at the following address: 2727 N. Harwood Street Ste 300 Dallas, TX 75201 Series 2018-1 Class A-1 Notes Fee Letter Signature Page

BARCLAYS BANK PLC, as a Committed ote Purchaser Name: Title: BARCLAY S BANK PLC. as the related funddnt By: vZ:.._ Name: Title: Series 20 18-1 Class A- I otes Fee Letter Signature Page